                                                                 EXHIBIT 21.1


    THE FOLLOWING IS A TRUE AND CORRECT LIST OF THE SUBSIDIARIES (INCLUDING
     UNCONSOLIDATED SUBSIDIARIES) OF THE FELCOR SUITE HOTELS, INC.
     AS OF OCTOBER 31, 1997.


                                                 STATE AND FORM OF
NAME                                                ORGANIZATION             OWNERSHIP INTEREST (1)
----                                            ---------------------        ----------------------
FelCor Suites Limited Partnership               Delaware; Limited            90.5% GP interest owned by
                                                Partnership                  FelCor

FelCor/CSS Hotels, L.L.C.                       Delaware; Limited            100% owned by FelCor LP
("FelCor/CSS Hotels")                           Liability Company

FelCor/LAX Hotels, L.L.C.                       Delaware; Limited            100% owned by FelCor LP
("FelCor/LAX Hotels")                           Liability Company

FelCor/CSS Holdings, L.P.                       Delaware;                    1% GP interest owned by
("FelCor/CSS Holdings")                         Limited Partnership          FelCor/CSS Hotels; 99% LP
                                                                             interest owned by FelCor LP

FelCor/St. Paul Holdings, L.P.                  Delaware;                    1% GP interest owned by
("FelCor/St. Paul Holdings")                    Limited Partnership          FelCor/CSS Hotels; 99% LP
                                                                             interest owned by FelCor LP

FelCor/LAX Holdings, L.P.                       Delaware;                    1% GP Interest owned by
("FelCor/LAX Holdings")                         Limited Partnership          FelCor/LAX Hotels; 99% LP
                                                                             interest owned by FelCor LP

Los Angeles International Airport Hotel         Texas;                       50% GP interest and
Associates                                      Limited Partnership          47.2% LP interest owned by
                                                                             FelCor/LAX Holdings

Promus/FelCor Lombard Venture                   Illinois;                    50% GP interest owned by
                                                General Partnership          FelCor LP

MHV Joint Venture                               Texas;                       50% GP interest owned by
                                                General Partnership          FelCor LP

Promus/FelCor Parsippany Joint Venture          New Jersey;                  50% GP interest owned by
                                                General Partnership          FelCor LP

                 Charlotte Limited Partnership                   Minnesota;                   1% GP interest owned by
                                                                 Limited Partnership          FelCor/CSS Hotels; 49% LP
                                                                                              interest owned by FelCor LP

                 E.S. North, an Indiana Limited                  Indiana;                     1% GP interest owned by
                 Partnership                                     Limited Partnership          FelCor/CSS Hotels; 49% LP
                                                                                              interest owned by FelCor LP

                 Promus/FCH Development Company, L.L.C.          Delaware;                    50% owned by FelCor LP
                                                                 Limited Liability
                                                                 Company

                 Promus/FCH Condominium Company, L.L.C.          Delaware;                    50% owned by FelCor LP
                                                                 Limited Liability
                                                                 Company

                 FelCor Eight Hotels, L.L.C.                     Delaware;                    100% owned by FelCor LP
                 ("FelCor Eight Hotels")                         Limited Liability
                                                                 Company

                 EPT Atlanta - Perimeter Center Limited          Delaware;                    1% GP interest owned by FelCor
                 Partnership                                     Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 EPT - Austin Limited Partnership                Delaware;                    1% GP interest owned by FelCor
                                                                 Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 EPT - Covina Limited Partnership                Delaware;                    1% GP interest owned by FelCor
                                                                 Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 EPT - Kansas City Limited Partnership           Delaware;                    1% GP interest owned by FelCor
                                                                 Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 EPT - Meadowlands Limited Partnership           Delaware;                    1% GP interest owned by FelCor
                                                                 Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 EPT - Overland Park Limited Partnership         Delaware;                    1% GP interest owned by FelCor
                                                                 Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 EPT - Raleigh Limited Partnership               Delaware;                    1% GP interest owned by FelCor
                                                                 Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 EPT - San Antonio Limited Partnership           Delaware;                    1% GP interest owned by FelCor
                                                                 Limited Partnership          Eight Hotels; 49% LP interest
                                                                                              owned by FelCor LP

                 FCH/DT Hotels, L.L.C.                           Delaware; Limited            90% owned by FelCor LP
                                                                 Liability Company

                 FCH/DT Holdings, L.P.                           Delaware;                    1% GP interest owned by FCH/DT
                                                                 Limited Partnership          Hotels, L.L.C.; 89.1% LP interest
                                                                                              owned by FelCor LP

                 FCH/DT BWI Holdings, L.P.                       Delaware;                    1% GP interest owned by FCH/DT
                                                                 Limited Partnership          Hotels, L.L.C.; 99% LP interest
                                                                                              owned by FCH/DT Holdings, LP

                 Barshop-HII Joint Venture                       Texas;                       50% GP interest owned by FelCor
                                                                 General Partnership          LP

                 Kingston Plantation Development                 Delaware;                    97% non-voting Class B
                 Corporation                                     Corporation                  interest owned by
                                                                                              FelCor LP

                 FCH/Society Hill, L.P.2                         Pennsylvania;                1% GP interest owned by
                                                                 Limited Partnership          FelCor/CSS Hotels,
                                                                                              L.L.C.;99% LP
                                                                                              interest owned by FelCor LP

                 FelCor/Charlotte Hotel, L.L.C.                  Delaware; Limited            50% interest owned by
                                                                 Liability Company            FelCor/CSS Hotels, L.L.C.


                                   # # # #


(1) THE PERCENTAGE INTERESTS REFLECTED ABOVE REPRESENT THE PERCENTAGES OF AGGREGATE EQUITY INTEREST IN THE RESPECTIVE ENTITIES. EACH OF THE GP INTERESTS REFLECTED ABOVE REPRESENTS EITHER THE ENTIRE GENERAL PARTNER INTEREST IN SUCH ENTITY OR AN INTEREST AS THE SOLE ADMINISTRATIVE GENERAL PARTNER OF SUCH ENTITY WITH POWER TO CONTROL THE DAY-TO-DAY OPERATIONS THEREOF.